UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MBIA CAPITAL/CLAYMORE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND
2455 Corporate West Drive,
Lisle, Illinois 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
November 7, 2007

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on Tuesday, December 11, 2007 at 10:00 a.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

1.  The election of two Class III Trustees of the Fund to hold office for a term of three years and the election of one Class I Trustee of the Fund to hold office until the 2008 annual meeting, and until their successors are duly elected and qualified (the "Proposal"); and

2.  Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The close of business on November 1, 2007 has been fixed by the Board of Trustees of the Fund as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of
Trustees of the Fund,

/s/ Melissa J. Nguyen

Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, AND DATE, SIGN AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Partnership Accounts

(1) ABC Partnership	Jane B. Smith, Partner
(2) Smith and Doe, Limited Partnership	Jane B. Smith, General Partner

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

MBIA CAPITAL/CLAYMORE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND

2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 11, 2007

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Board of Trustees") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on Tuesday, December 11, 2007, at 10:00 a.m., Eastern Standard Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about November 14, 2007.

The close of business on November 1, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. On November 1, 2007, there were 7,935,591 shares of the Fund's common shares outstanding and 2,778 shares of the Fund's auction market preferred shares ("preferred shares") outstanding. These classes of stock are the only classes of stock currently authorized by the Fund.

In accordance with the Fund's Second Amended and Restated Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the common shares and preferred shares of the Fund entitled to vote at the Meeting. However, a quorum for the election of Ronald A. Nyberg, as discussed below, is constituted by the presence in person or by proxy of the holders of record of a majority of the preferred shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund's Second Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the Proposal. Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Trustees.

Broker non-votes (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the vote on the Proposal.

At the Meeting, the preferred shareholders of the Fund will have equal voting rights (i.e., one vote per share) with the Fund's common shareholders and, except as shown in the summary chart below, will vote together with common shareholders as a single class on all proposals to be brought before the Meeting. As summarized below, the preferred shareholders of the Fund, voting as a separate class, have the right to vote on the election of the Trustee designated to represent the preferred shares. Mr. Nyberg is one of the two Trustees designated to represent the holders of the Fund's preferred shares. Common shareholders will not participate in the election of Mr. Nyberg.

Summary of Voting Rights on the Proposal

PROPOSAL: ELECTION OF TRUSTEES

	Common Shareholders	Preferred Shareholders
Randall C. Barnes	X	X
Clifford D. Corso	X	X
Ronald A. Nyberg	N/A	X

Election of Messrs. Barnes and Corso to the Board will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders (voting together as a single class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Nyberg to the Board will require the affirmative vote of a majority of the votes of the preferred shareholders (voting as a separate class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

The principal executive offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. MBIA Capital Management Corp. ("MBIA-CMC"), whose principal business address is 113 King Street, Armonk, New York 10504, is the Fund's investment adviser. MBIA-CMC is an affiliate of MBIA Insurance Corporation, a leading financial guarantor in the municipal securities market. The Fund's administrator is Claymore Advisors, LLC ("Claymore"), whose principal business address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund's accounting agent is The Bank of New York, whose principal business address is 101 Barclay Street, New York, New York 10286.

THE PROPOSAL: ELECTION OF TRUSTEES

At the Meeting, common shareholders and preferred shareholders, voting together as a single class, will be asked to elect two Class III Trustees to serve for a term of three years and preferred shareholders voting separately will be asked to elect one Class I Trustee to serve until the annual meeting of shareholders to be held in 2008, and until their successors are duly elected and qualified. The terms of office of the Class III Trustees expire, if elected at this Meeting, at the annual meeting of shareholders to be held in 2010 and the term of office of the Class I Trustee expires, if elected at this Meeting, at the annual meeting of shareholders to be held in 2008, or thereafter in each case when their respective successors are duly elected. However, the term of office of a Class I or Class III Trustee shall also terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee. The nominees for Class III Trustees are Messrs. Barnes and Corso and the nominee for Class I Trustee is Mr. Nyberg.

At the Annual Meeting of Shareholders held on November 11, 2004, the Fund's shareholders elected the Board of Trustees to a staggered term in accordance with the Fund's Second Amended and Restated Agreement and Declaration of Trust. Accordingly, the term of office of only a single class of Trustees will expire in 2007. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

At the Meeting, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of the nominees named below. All of the Trustee nominees are currently members of the Fund's Board. Each nominee has indicated that he will serve if elected, but if any Trustee nominee should be unable to serve, the proxy will be voted for another person determined by the persons named in the proxy in accordance with their judgment.

Information Regarding Trustee Nominees

The following table provides information concerning the nominees for election as Trustees and the other Trustees of the Fund:

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
INTERESTED TRUSTEE NOMINEE

Clifford D. Corso(4), Year of Birth: 1961	President and Trustee Class III	Since 2003	President, MBIA Capital Management Corp. (CMC); Chief Investment Officer of MBIA Insurance Corp.; President, Rivus Bond Fund.	1	None.

INDEPENDENT TRUSTEE NOMINEE(3)

Randall C. Barnes, Year of Birth: 1951	Trustee Class III	Since 2006	Formerly, Senior Vice President, Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	1	Trustee, Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Advent/Claymore Global Convertible Securities & Income Fund, Claymore/Guggenheim Strategic Opportunities Fund, Old Mutual/Claymore Long-Short Fund, Fiduciary/Claymore Dynamic Equity Fund, Fiduciary/Claymore MLP Opportunity Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Claymore Trust, Claymore/Raymond James SB-1 Equity Fund, Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2.

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Ronald A. Nyberg, Year of Birth: 1953	Trustee Class I	Since 2003	Principal of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	1	Trustee, Claymore/Guggenheim Strategic Opportunities Fund, Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Advent/Claymore Global Convertible Securities & Income Fund, Fiduciary/Claymore Dynamic Equity Fund, Fiduciary/Claymore MLP Opportunity Fund, Old Mutual/ Claymore Long- Short Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund, Dreman/ Claymore Dividend & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Claymore Trust, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/ Claymore Covered Call & Equity Strategy Fund, Claymore/ Raymond James SB-1 Equity Fund, Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2.

INDEPENDENT TRUSTEES(3)

Ronald E. Toupin, Jr. Year of Birth: 1958	Trustee Class II Chairman of the Board	Since 2003 Since November 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	1	Trustee, Claymore/Guggenheim Strategic Opportunities Fund, Old Mutual/Claymore Long-Short Fund, Fiduciary/Claymore Dynamic Equity Fund, Fiduciary/Claymore MLP Opportunity Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund, Dreman/Claymore Dividend & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Claymore Trust, Claymore/Raymond James SB-1 Equity Fund, Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2.

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
INTERESTED TRUSTEE

Nicholas Dalmaso(5), Year of Birth: 1965	Trustee Class II Chief Executive Officer and Chief Legal Officer	Since 2003 Since 2006	Senior Managing Director and Chief Administrative Officer of Claymore and Claymore Securities, Inc. (2001-present). General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-2007). Formerly, Assistant General Counsel, John Nuveen & Company, Inc. (1999-2001). Formerly, Vice President and Associate General Counsel of Van Kampen Investments (1992-1999).	1	Trustee, Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Claymore/Guggenheim Strategic Opportunities Fund, Advent/Claymore Global Convertible Securities & Income Fund, Dreman/Claymore Dividend & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/ Claymore Covered Call & Equity Strategy Fund, Fiduciary/Claymore Dynamic Equity Fund, Fiduciary/Claymore MLP Opportunity Fund, Old Mutual/Claymore Long-Short Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Claymore Trust, Claymore/Raymond James SB-1 Equity Fund, Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2.

  (1)  The business address of each Trustee is c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532.

  (2)  The terms of the office of Class III Trustees expire in 2010 or when their respective successors are duly elected and qualified. However, the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the Trustee's death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

  (3)  "Independent Trustees" are those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Each Independent Trustee is also independent as that term is defined in the New York Stock Exchange ("NYSE") listing standards.

  (4)  Mr. Corso is deemed an "interested person" by virtue of his position at MBIA-CMC. Mr. Corso's positions with affiliated persons of the Fund are set forth in the table above.

  (5)  Mr. Dalmaso is deemed an "interested person" by virtue of his position at Claymore. Mr. Dalmaso's positions with affiliated persons of the Fund are set forth in the table above.

Board Committees and Meetings

Board of Trustees and Meetings. The Board of Trustees is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including MBIA-CMC, Claymore, the custodian, the transfer agent and the servicing agent. As part of this process, the Trustees consult with the Fund's independent registered public accounting firm and with their independent legal counsel.

During the fiscal year ended July 31, 2007, the Board of Trustees met four times. Each Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a written policy regarding attendance by Trustees at annual meetings of shareholders although Trustees are encouraged to attend annual meetings of shareholders.

The Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.

Audit Committee. The Fund's Audit Committee is currently composed of Messrs. Barnes, Nyberg and Toupin, all of whom have been determined not to be "interested persons" of the Fund, MBIA-CMC or its affiliates, or Claymore or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards. Mr. Barnes serves as the Chairman of the Audit Committee. The Audit Committee is, among other things, responsible for: (i) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund's financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund's independent registered public accounting firm, (iii) selecting, overseeing and approving the compensation of the Fund's independent registered public accounting firm and (iv) discussing the Fund's annual audited financial statements and semi-annual financial statements with management and the independent registered public accounting firm. This Committee met three times during the fiscal year ended July 31, 2007. The Fund adopted an Audit Committee Charter at a meeting held on July 21, 2003, as amended at a meeting held on July 15, 2004, a copy of which is attached to this Proxy Statement as Appendix A.

Nominating and Governance Committee. The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of the Fund and to oversee certain corporate governance matters of the Fund, is currently composed of Messrs. Barnes, Nyberg and Toupin. Mr. Nyberg serves as the Chairman of the Nominating and Governance Committee. Only Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating and Governance Committee. The Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to the Fund's Secretary. The Nominating and Governance Committee met two times during the Fund's fiscal year ended July 31, 2007. The Fund most recently adopted a Nominating and Governance Committee Charter at a meeting held on November 11, 2004, as amended at a meeting held on June 13, 2006, a copy of which was attached to the Proxy Statement for the Fund filed with the Securities and Exchange Commission ("SEC") on November 13, 2006 and is available on the Fund's website at WWW.MBIACLAYMORE.COM.

The Nominating and Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While the Nominating and Governance Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating and Governance Committee Charter, in evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Nominating and Governance Committee may consider the following factors, among any others it may deem relevant:

•  whether or not the individual is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•  whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•  whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•  whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•  the contribution the individual can make to the Board and the Fund, with consideration being given to the individual's educational background and business and professional experience;

•  the character and integrity of the individual;

•  the overall diversity of the Board's composition; and

•  the Nominating and Governance Committee may, but is not required to, retain a third-party search firm at the Fund's expense to assist in the identification of nominees who are not "interested persons" as defined in the 1940 Act ("Independent Trustee Nominees").

The nominees for election at the Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

Equity Ownership

The following table provides information concerning the dollar range of equity securities owned beneficially by each Trustee as of July 31, 2007:

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee/Nominee in the Family of Investment Companies
Trustee Nominees
Randall C. Barnes	none	none
Clifford D. Corso	none	none
Ronald A. Nyberg	$1-$10,000	$1-$10,000
Independent Trustees
Ronald E. Toupin, Jr.	none	none
Interested Trustee
Nicholas Dalmaso	none	none

As of November 1, 2007, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. As of November 1, 2007, none of the Independent Trustees of the Fund nor any of their immediate family members owned beneficially or of record any securities in MBIA Inc., MBIA-CMC or any person directly or indirectly controlling, controlled by or under common control with MBIA Inc. or MBIA-CMC or Claymore or any person directly or indirectly controlling, controlled by or under common control with Claymore.

To the knowledge of management, none of the registered shareholders owned of record or owned beneficially more than 5% of the Fund's common shares or preferred shares outstanding as of November 1, 2007, and Cede & Co., a nominee for participants in the Depository Trust Company, held of record 7,905,656 common shares, equal to approximately 99.63% of the Fund's outstanding common shares and 2,778 preferred shares, equal to 100% of the Fund's outstanding preferred shares.

Compensation

MBIA-CMC pays all compensation of officers and employees of the Fund who are affiliated persons of MBIA Inc. or its subsidiaries. Claymore pays all compensation of officers and employees of the Fund who are affiliated persons of Claymore.

The Fund pays each Independent Trustee a combined fee of $1,250 per quarter for services on the Board and on the committees. Additionally, the Fund pays each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting (half of these amounts if the meetings are held telephonically). The Chairman of the Board, so long as he is an Independent Trustee, receives an additional $2,000 per year for his service, and the Chairman of each of the Audit Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his service. The Fund reimburses each Independent Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings.

The Fund does not provide any pension or retirement benefits to the Trustees or its officers.

The following table sets forth the compensation paid by the Fund to the Independent Trustees during the fiscal year ended July 31, 2007 and the aggregate compensation paid to them from all registered funds in the Fund Complex (as defined below) for the calendar year ended December 31, 2006.

Name of Trustee	Position with Fund	Aggregate Compensation from Fund	Aggregate Compensation from Fund and Fund Complex(1)(2)
Independent Trustee Nominees
Randall C. Barnes	Trustee	$14,000	$12,375
Ronald A. Nyberg	Trustee	$14,000	$18,250
Interested Trustee Nominee
Clifford D. Corso	Trustee	$0	$0
Independent Trustee
Ronald E. Toupin, Jr.	Trustee	$14,500	$18,750
Interested Trustee
Nicholas Dalmaso	Trustee	$0	$0

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of a Fund Complex.

  (2)  Effective August 1, 2006, the Fund paid each Independent Trustee a combined retainer fee and meeting fee of $2,250 per quarter. This fee represents a decrease of $750 from the previous fee. The compensation prior to August 1, 2006 shown in this table reflects the amount of the previous higher fee.

Required Vote

Election of Messrs. Barnes and Corso to the Board of Trustees of the Fund will require the affirmative vote of a majority of the votes of the common shareholders and the preferred shareholders (voting together as a single class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Nyberg to the Board of Trustees will require the affirmative vote of a majority of the votes of the preferred shareholders (voting as a separate class) of the Fund cast for the election of Trustees at the Meeting, in person or by proxy.

The Trustees, including the Trustees who are not "Interested Persons," unanimously recommend that the Shareholders vote "For" the Nominees for Trustee.

ADDITIONAL INFORMATION

Report of the Audit Committee

After the meeting of the Audit Committee on September 19, 2007, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with Ernst & Young LLP ("E&Y"), the independent registered public accounting firm to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from E&Y that it is independent along with written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed the independent registered public accounting firm's independence with E&Y.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended July 31, 2007. Additionally, the Audit Committee recommended that Ernst & Young LLP be appointed as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2008.

Submitted by the Audit Committee
of the Fund's Board of Trustees

Randall C. Barnes, Chairperson
Ronald A. Nyberg
Ronald E. Toupin, Jr.

Executive Officers of the Fund

Certain biographical and other information relating to the officers (other than Messrs. Corso and Dalmaso whose biographical information is given above) of the Fund is set forth below, including their ages, their principal occupations for at least the last five years and the length of time served.

Name, Address(1) and Age	Title	Term of Office(2) and Year First Appointed	Principal Occupation During the Past Five Years
E. Gerard Berrigan Year of Birth: 1962	Vice President	Since 2006	Managing director and head of portfolio management, MBIA Asset Management Group. Manages MBIA's asset/liability management products and is responsible for structured investments across all managed portfolios. Member of MBIA's Investment Review and Market Risk Committees.

Leonard I. Chubinsky Year of Birth: 1948	Assistant Vice President and Assistant Secretary	Since 2006	General Counsel and Secretary, MBIA-CMC.

Steven M. Hill Year of Birth: 1964	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2006	Senior Managing Director (2005-present), Chief Financial Officer of Claymore Group Inc. (2005-2006). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

James Howley Year of Birth: 1972	Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Melissa J. Nguyen Year of Birth: 1978	Secretary	Since 2006	Vice President and Assistant General Counsel of Claymore Securities, Inc. (2005-present). Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Matthew J. Patterson Year of Birth: 1971	Assistant Secretary	Since 2006	Vice President; Assistant General Counsel of Claymore Securities Inc. (2006-present). Previously, Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006); Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Bruce Saxon Year of Birth: 1957	Chief Compliance Officer	Since 2006	Vice President-Fund Compliance Officer of Claymore Securities, Inc. (Feb. 2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

  (1)  The business address of each officer is c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532.

  (2)  Elected by and serves at the pleasure of the Board of Trustees of the Fund or until their successors have been duly elected and qualified.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("E&Y") served as the Fund's independent registered public accounting firm for the fiscal years ended July 31, 2007 and July 31, 2006.

The report of E&Y on the Fund's financial statements for the fiscal years ended July 31, 2007 and July 31, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during the Fund's fiscal years ended July 31, 2007 and July 31, 2006 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their report on the financial statements for such year.

A representative of E&Y, if requested by any shareholder, will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they choose to do so.

Audit Fees

Audit Fees are fees related to the annual audit of the Fund's financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund. For the fiscal year ended July 31, 2007, E&Y billed $33,000 to the Fund, including out-of-pocket expenses. For the fiscal year ended July 31, 2006, E&Y billed $36,000 to the Fund, including out-of-pocket expenses.

Audit-Related Fees

Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Audit-Related Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2007 were $5,500 and for the fiscal year ended July 31, 2006 were $5,000. E&Y did not bill any Audit-Related Fees to the Service Affiliates (as defined below) for audit-related services related directly to the operations and financial reporting of the Fund for the Fund's fiscal year ended July 31, 2007 or for the fiscal year ended July 31, 2006.

Tax Fees

Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. Tax Fees billed by E&Y to the Fund for the fiscal year ended July 31, 2007 were $8,000 and for the fiscal year ended July 31, 2006 were $8,000. E&Y did not bill any Tax Fees to the Service Affiliates for tax services related directly to the operations and financial reporting of the Fund for the Fund's fiscal year ended July 31, 2007 or July 31, 2006.

All Other Fees

All Other Fees are fees related to products and services other than those services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees". There were no All Other Fees billed by E&Y to the Fund or the Service Affiliates for the fiscal year ended July 31, 2007 or for the fiscal year ended July 31, 2006.

Aggregate Non-Audit Fees

The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2007 were $13,500, consisting of $5,500 Audit-Related Fees and $8,000 Tax Fees. The Aggregate Non-Audit Fees billed by E&Y for services rendered to the Fund for the fiscal year ended July 31, 2006 were $13,000, consisting of $5,000 Audit-Related Fees and $8,000 Tax Fees. No Non-Audit Fees were billed by E&Y for services rendered to the Service Affiliates for the fiscal year ended July 31, 2007 or for the fiscal year ended July 31, 2006.

The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to MBIA-CMC or any entity controlling, controlled by, or under common control with MBIA-CMC (MBIA-CMC and such other entities, together, the "Service Affiliates") if such services related directly to the operations and financial reporting of the Fund.

None of the services described above, provided in the fiscal year ended July 31, 2007 or the fiscal year ended July 31, 2006, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC and E&Y to the Adviser and Services Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining PwC's and E&Y's independence, respectively. All services provided by PwC and E&Y to the Fund, MBIA-CMC or Service Affiliates that were required to be pre-approved were pre-approved as required.

Section 16(a) Beneficial Ownership Reporting Compliance

Each Trustee and certain officers of the Fund, MBIA-CMC, certain affiliated persons of MBIA-CMC and persons who own beneficially more than 10% of any class of outstanding equity securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of those forms furnished to the Fund, the Fund believes that the Fund's Trustees and relevant officers, MBIA-CMC and relevant affiliated persons of MBIA-CMC have complied with all applicable filing requirements during the fiscal year ended July 31, 2007.

Proposals to be Submitted by Shareholders and Other Shareholder Communications

All proposals by shareholders of the Fund that are intended to be presented at the Fund's next annual meeting of shareholders to be held in 2008 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 10, 2008. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Fund no later than September 21, 2008. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Other Information

The Fund's Annual Report containing financial statements for the fiscal year ended July 31, 2007 and the Fund's subsequent Semi-Annual Report, if any, may be obtained free of charge by writing to the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, or by calling toll-free 1-800-345-7999.

Expenses of Proxy Solicitation

The Fund will bear all costs in connection with the solicitation of proxies for the Meeting. Certain officers of the Fund and certain officers and employees of MBIA-CMC or its affiliates (none of whom will receive additional compensation therefore) or Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

As of the date of this Proxy Statement, the Board of Trustees of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Delivery of Documents to Shareholders Sharing An Address

In some instances, the Fund may deliver to multiple shareholders sharing a common address only one copy of this Proxy Statement or the Annual Report. If requested by phone or in writing, the Fund will promptly provide a separate copy of the Proxy Statement or the Annual Report, as applicable, to a shareholder sharing an address with another shareholder. Requests by phone should be directed to the Fund's Servicing Agent, Claymore Securities, at 1-800-345-7999, and requests in writing should be sent to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to Claymore Securities at the address above.

November 7, 2007

APPENDIX A

MBIA CAPITAL/CLAYMORE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND

Audit Committee Charter

I.  Membership and Qualifications

A.  The Audit Committee of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") shall be composed entirely of directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, and as required under Section 303A of the New York Stock Exchange Listed Company Manual. The Audit Committee shall consist of not fewer than three (3) of such directors. The Board of Trustees of the Fund (the "Board") may replace members of the Audit Committee at any time in its sole discretion.

B.  Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

C.  The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II.  Function and Purposes

A.  The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor's responsibility to plan and carry out a proper audit.

B.  The independent auditors for the Fund shall report directly to the Audit Committee.

C.  The purposes of the Audit Committee are:

1.  to oversee the Fund's accounting and financial reporting policies and practices and its internal controls over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal controls over financial reporting of certain third-party service providers;

2.  to oversee the quality, integrity and objectivity of the Fund's financial statements and the independent audit thereof;

3.  to approve prior to appointment the engagement of the Fund's independent auditors;

4.  to act as liaison between the Fund's independent auditor and the Board;

5.  to select, oversee and set the compensation of the Fund's independent auditor;

6.  to assist with the Board's oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; (3) the independent auditor's qualifications and independence; and (4) the performance of the Fund's internal audit function and of its independent auditor;

7.  to prepare an audit committee report as required by the Securities Exchange Commission, to be included in the Fund's annual proxy statement;

8.  to, at least annually, obtain and review a report by the independent auditor describing (1) the firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) to assess the independent auditor's independence with regard to all relationships between the independent auditor and the Fund;

9.  to discuss the Fund's annual audited financial statements and semi-annual financial statements with management and the independent auditor;

10.   to discuss the Fund's earnings press releases, financial information and earnings guidance provided to analysts and rating agencies, if any;

11.  to discuss policies with respect to risk assessment and risk management;

12.  to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditor;

13.  to review with the independent auditor any audit problems or difficulties and management's responses to the same;

14.  to set clear hiring policies for the Fund as regards the hiring of employees or former employees of the independent auditor; and

15.  to report regularly to the Board.

D.  To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.  to select, retain and terminate the Fund's independent auditor and, in connection therewith, to evaluate the independence of the independent auditor, including whether the independent auditor provides any consulting services to the Fund, and to receive the independent auditor's specific representations as to its independence. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

  (a)  all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

  (b)  any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

  (c)  the audit firm's internal quality-control procedures;

2.  to meet with the Fund's independent auditor, including private meetings, as necessary (1) to review and approve the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (2) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of such audits; (3) to consider the independent auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (4) to review the form of opinion the independent auditor proposes to tender to the Board and shareholders of the Fund; and (5) to obtain an annual performance evaluation of the Audit Committee;

3.  to review and approve the fees charged by the auditors for audit and non-audit services;

4.  to investigate any improprieties or suspected improprieties in the Fund's financial and accounting operations;

5.  to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the independent auditor;

6.  to engage independent counsel and other advisers, as the Audit Committee deems necessary to carry out its duties;

7.  to establish procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters;

8.  to establish procedures for the confidential, anonymous submission by employees of the Fund of concerns regarding questionable accounting or auditing matters;

9.  to establish such procedures for the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Fund, as well as the employees of the management company;

10.  to be directly responsible for the appointment, compensation and oversight of the work of any independent auditor employed by the Fund (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, or providing other audit, review or attest services for the Fund, and each such independent auditor shall report directly to the Audit Committee;

11.  to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and such other matters as the Audit Committee may deem necessary or appropriate; and

12.  to perform such other functions consistent with this Charter, the governing instruments of the Fund and the governing law, as the Audit Committee or the Board shall deem necessary or appropriate.

III.  Operations of the Audit Committee

A.  The Audit Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

B.  The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Audit Committee may act by written consent, to the extent permitted by the Fund's bylaws and by law.

C.  The Audit Committee may select one of its members to be chair and may select a co-chair.

D.  The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

E.  The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

F.  The Audit Committee shall review this Charter at least annually and recommend any changes to the Board.

G.  The Audit Committee shall evaluate its performance at least annually.

  Adopted: July 15, 2004

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PROXY TABULATOR
P.O. BOX 9112

FARMINGDALE, NY 11735

Solicited by the Board of Trustees

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders

December 11, 2007

COMMON

The undersigned holder of common shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) hereby appoints Nicholas Dalmaso, Melissa J. Nguyen and Steven M. Hill, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all common shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 on Tuesday, December 11, 2007 at 10:00 a.m., Eastern Standard time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said  shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEE.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE.

Date: __________________, 2007

Signature(s) (if jointly held)	(Sign in the Box)

Please sign this proxy as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

cmbia-jh-cmn - R

Please fill in a box as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

FOR	WITHHELD
ALL	FROM ALL
NOMINEES	NOMINEES

1.	Election of Trustees. Nominees
CLASS III, to serve until the 2010 Annual Meeting of Shareholders:	☐	☐
(01) Randall C. Barnes, (02) Clifford D. Corso

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the number of the nominee(s) on the line below.)

FOR	AGAINST	ABSTAIN

2.	Any other business that may properly come before the meeting.	☐	☐	☐

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

cmbia-jh-cmn

PROXY TABULATOR
P.O. BOX 9112

FARMINGDALE, NY 11735

Solicited by the Board of Trustees

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders

December 11, 2007

PREFERRED

The undersigned holder of preferred shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) hereby appoints Nicholas Dalmaso, Melissa J. Nguyen and Steven M. Hill, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Simpson  Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 on Tuesday, December 11, 2007 at 10:00 a.m., Eastern Standard time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said  shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE.

Date: __________________, 2007

Signature(s) (if jointly held)	(Sign in the Box)

Please sign this proxy as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

cmbia-jh-aps

Please fill in a box as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

FOR	WITHHELD
ALL	FROM ALL
NOMINEES	NOMINEES

1.	Election of Trustees. Nominees
CLASS III, to serve until the 2010 Annual Meeting of Shareholders:
(01) Randall C. Barnes (02) Clifford D. Corso	☐	☐

CLASS I, to serve until the 2008 Annual Meeting of Shareholders:
(03) Ronald A. Nyberg

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the number of the nominee(s) on the line below.)

FOR	AGAINST	ABSTAIN

2.	Any other business that may properly come before the meeting.	☐	☐	☐

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

cmbia-jh-aps